                                             UAM Funds
                                             Funds for the Informed Investor/sm/

MJI International Equity Portfolio

Annual Report                                                     April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ........................................................  1

Portfolio of Investments ....................................................  6

Statement of Assets and Liabilities ......................................... 11

Statement of Operations ..................................................... 12

Statement of Changes in Net Assets .......................................... 13

Financial Highlights ........................................................ 14

Notes to Financial Statements ............................................... 16

Report of Independent Accountants ........................................... 23

Federal Income Tax Information .............................................. 24

Shareholder Voting Results .................................................. 25
--------------------------------------------------------------------------------

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders

Performance

The year to April 2001 saw the global slowdown brought into sharp focus. Over a six month period the outlook for the U.S. economy shifted from high growth, to zero growth and finally to the possibility of recession. This had implications for the international markets in that U.S. demand was a key feature of global trade and an important stimulant to the economies and companies of Europe and the Far East. It was inevitable that the slowdown in the U.S. would become a brake on economies further afield. In the event, this is precisely what happened and financial markets began to anticipate sharply lower earnings. The MSCI EAFE Index declined by 16.4% and this weakness was reflected in portfolio investments which declined by 23.3%.

Economic and Market Review

Growth in the European economies, although trimmed back to a 3.0% estimate for this year, continued to outstrip the U.S. and with inflation not an issue, there was scope for the European Central Bank (the ECB) to ease to avoid the severity of the collapse in the U.S. For its part, however, the ECB was concerned to retain its "anti-inflation" credentials and did not act quickly to cut rates. By early 2001, it was clear that lower demand in the U.S. was hitting European exports. Germany reacted fastest to the new situation with France seemingly unaffected. However, late in the period the slowdown spread to France and to the Netherlands.

As the extent of the slowdown was revealed in lower earnings, analysts cut their forecasts for the current year with an instant reaction in share prices. By the end of the period, Europe had declined by 13.3%, the worst markets being Sweden, -45.8% (dominated in weakness in the telecommunication equipment group, Ericsson), and Finland, -43.0% (dominated by another telecom equipment group, Nokia). Germany declined by 19.5% and France by 12.7%. The Netherlands was one of the better performers, declining by just 6.4% but portfolio investments in the Netherlands performed strongly, returning -1.2%. The UK was also one of the better markets, the index falling by 9.5%, the market not yet factoring in the implications of the foot and mouth epidemic. Although the initial impact of foot and mouth will be felt by the relatively small agricultural sector, with many parts of the countryside closed to tourists, there will be a secondary impact on the profits of the tourist industry as a whole. This impact will take longer to assess. In total, portfolio investments in Europe declined by 14.5%, marginally more than the benchmark.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
The news flow from Japan continued to be mixed through the year. Intermittent signs of life in the economy were overshadowed by a government which appeared to have again lost its way. Nevertheless, there were some encouraging developments late in the period. After many years, individuals have recently become buyers of Japanese equities; the government is planning the introduction of a 401(k) type pension program which would bring pension plans up to much higher weightings in equities; the interest rate increase of last year was reversed; and the government announced a policy of monetization, targeting an end to price deflation. The announcement of this last policy was welcomed by the financial markets and the Nikkei Index jumped nearly 6% on the news, although it has given back some of this since. Over the year, the Japanese market declined by 24% but the portfolio, weighted towards technology, under performed the benchmark.

Investment Strategy

As the prospects for technology companies collapsed, we reduced the portfolio exposure to the sector, increasing consumer cyclicals and defensive holdings. Although the telecommunications, media and technology ("TMT") sectors were the initial targets of downgraded earnings during the year, as the extent of the slowdown became apparent, forecasts for a broad selection of industries were reduced, leading to widespread stock price corrections. Investors are now looking at projected earnings closely and not buying or selling companies on the basis of price momentum.

In the UK we added to the pharmaceutical group, GlaxoSmithKline and the bank, HSBC, also adding Prudential and Reuters. In Denmark we made good profits in the brewer, Carlsberg, and then switched the assets into Danske Bank. In Finland, we reduced the telephone group, Sonera, adding the cyclical paper manufacturer, Stora Enso. In France we added the aluminum producer, Pechiney and the industrial gas group, Air Liquide. We took profits in the German insurer, Marschollek Lauten, one of the best performing stocks in the previous period, adding BMW, which has enjoyed strong sales in the U.S. market, as well as Europe. In Japan we have invested in companies which would benefit from a pick-up in the economy as well as those where we could see fundamental changes which would enhance growth and earnings going forward. On this basis we added Mabuchi Motor, Olympus Optical and Chugai Pharmaceutical. In Australia we switched out of Qantas into the winemaker, BRL Hardy.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Market Outlook for 2001

During the year, we experienced the extremes of a market correction but we should remember that certain sectors of the market have been in correction for two years, ("old economy" manufacturers in 1999 and TMT in 2000). With the bursting of the TMT bubble, and the subsequent reduction in overall growth projections, few areas have avoided the impact on stocks and markets. However, we believe that the Fed will continue to cut rates to achieve a soft landing in the U.S., and central banks in Europe and other regions will make similar adjustments. The easier monetary stance should help economies to return to growth in either late 2001 or early 2002. We expect that stock markets will turn up ahead of this, probably in the latter part of this year, anticipating the recovery in economies.

Top Ten Holdings

Vodafone Group              UK               RAS                   Italy
HSBC Holdings               UK               Telecom Italia        Italy
Royal Dutch Petroleum       Netherlands      Swiss Re              Switzerland
Deutsche Bank               Germany          Telefonica            Spain
GlaxoSmithKline             UK               ENI                   Italy

/s/Andrew Preston

Andrew Preston

Portfolio Manager

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

  There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                     Definition of the Comparative Indices
                     -------------------------------------

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The Nikkei Stock Average is Japan's most widely watched index of stock market activity and has been calculated continuously since September 7, 1950.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         **AVERAGE ANNUAL TOTAL RETURN**
                        FOR PERIODS ENDED APRIL 30, 2001
--------------------------------------------------------------------------------
                 INSTITUTIONAL                  INSTITUTIONAL SERVICE
                 CLASS SHARES                      CLASS SHARES
--------------------------------------------------------------------------------
                               Since                              Since
         1 Year    5 Years   Inception*   1 Year      5 Years   Inception*
--------------------------------------------------------------------------------
        -23.26%     4.47%      3.85%     -23.60%        N/A       4.07%
--------------------------------------------------------------------------------

                                    [GRAPH]

                                  Initial Investment
                                    Date 9/16/94      Apr 95     Apr 96    Apr 97    Apr 98     Apr 99    Apr 00    Apr 01
                                    ------------      -------    -------   -------   -------    -------   -------   -------
MJI International Equity
  Portfolio, Institutional          $10,000           $ 9,500    $10,324   $10,806   $13,009    $13,942   $16,740   $12,846
Morgan Stanley MSCI EAFE Index      $10,000           $10,133    $11,288   $11,189   $13,306    $14,569   $16,592   $13,873
Index start date:  8/31/94

 *   Beginning of operations. Index comparisons begin on 9/30/94.
** If the adviser had not limited certain expenses, the portfolio's total return would have been lower.
 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
FOREIGN COMMON STOCKS - 80.9%

                                                      Shares          Value
                                                    ----------     ------------
AUSTRALIA -- 0.4%
     BRL Hardy .....................................    24,000     $    112,785
                                                                   ------------
DENMARK -- 1.7%
     Danske Bank A/S ...............................    21,400          344,452
     Tele Danmark A/S ..............................     5,263          200,059
                                                                   ------------
                                                                        544,511
                                                                   ------------
FINLAND -- 1.1%
     Sonera Oyj ....................................     7,103           78,530
     Stora Enso Oyj, Cl R ..........................    25,100          282,621
                                                                   ------------
                                                                        361,151
                                                                   ------------
FRANCE -- 8.8%
     Air Liquide ...................................     1,400          210,762
     Alcatel .......................................     8,075          262,746
     Aventis .......................................     4,600          356,041
     Carrefour Supermarche .........................     5,192          299,440
     Club Mediterranee .............................     5,971          386,454
     Havas Advertising .............................    23,600          311,346
     L'Oreal .......................................     4,400          320,080
     Pechiney, Cl A ................................     3,800          199,786
     Schneider Electric ............................     3,700          252,428
     Sodexho Alliance ..............................     5,200          255,873
                                                                   ------------
                                                                      2,854,956
                                                                   ------------
GERMANY -- 2.3%
     Bayerische Motoren Werke ......................     8,500          283,357
     Deutsche Bank .................................     5,700          463,670
                                                                   ------------
                                                                        747,027
                                                                   ------------
HONG KONG --2.0%
     Giordano International ........................   728,000          378,048
     Swire Pacific .................................   352,500          268,929
                                                                   ------------
                                                                        646,977
                                                                   ------------
ITALY -- 5.3%
     ENI-Ente Nazionale Idrocarburi* ...............    63,223          432,733
     RAS-Riunione Adriatica di Sicurta* ............    34,507          454,319
     San Paolo-IMI* ................................    26,000          363,063
     Telecom Italia ................................    40,693          452,062
                                                                   ------------
                                                                      1,702,177
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                      Shares          Value
                                                    ----------     ------------
JAPAN -- 16.5%
     Chugai Pharmaceutical .........................    20,000     $    297,082
     Fuji Photo Film ...............................     9,000          362,812
     Fujikura ......................................    50,000          394,625
     Honda Motor ...................................     9,000          362,084
     Japan Telecom .................................        21          350,184
     Kao ...........................................    14,000          355,851
     Mabuchi Motor .................................     4,000          401,182
     Matsumoto Kenko ...............................       400            1,376
     Murata Manufacturing ..........................     4,000          336,423
     NTT Docomo ....................................        16          328,976
     Olympus Optical ...............................    25,000          380,459
     Rohm Company ..................................     2,100          370,583
     Shin-Etsu Chemical ............................    10,000          401,506
     UFJ Holdings* .................................        50          359,817
     Uni-Charm .....................................     8,900          348,695
     Yamanouchi Pharmaceutical .....................    10,000          276,845
                                                                   ------------
                                                                      5,328,500
                                                                   ------------
NETHERLANDS -- 10.8%
     ASM Lithography Holding* ......................    16,300          430,657
     DSM ...........................................     7,100          259,978
     Elsevier ......................................    25,897          354,277
     Equant, New York Shares* ......................     6,900          182,643
     Gucci Group ...................................     3,700          331,158
     IHC Caland ....................................     4,000          184,413
     ING Groep .....................................     4,400          300,263
     Koninklijke Philips Electronics ...............    11,030          323,789
     Royal Dutch Petroleum .........................     8,300          495,982
     TNT Post Group ................................    14,300          336,611
     Vedior ........................................    28,491          290,491
                                                                   ------------
                                                                      3,490,262
                                                                   ------------
PORTUGAL -- 0.7%
     Portugal Telecom SGPS* ........................    21,650          209,992
                                                                   ------------
SINGAPORE -- 2.2%
     Oversea-Chinese Banking .......................    63,000          380,456
     Singapore Airlines ............................    41,000          326,379
                                                                   ------------
                                                                        706,835
                                                                   ------------
SOUTH KOREA -- 0.0%
     Korea Telecom ADR .............................       500           13,815
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                      Shares          Value
                                                    ----------     ------------
SPAIN -- 4.3%
     Altadis .......................................    32,000     $    397,197
     Grupo Dragados ................................    13,500          166,730
     Telefonica* ...................................    25,615          433,312
     Union Electrica Fenosa* .......................    20,700          391,094
                                                                   ------------
                                                                      1,388,333
                                                                   ------------
SWEDEN -- 3.9%
     Assa Abloy, Cl B ..............................    21,400          371,911
     Skandia Forsakrings ...........................    37,800          410,349
     Svenska Handelsbanken, Cl A ...................    21,200          315,802
     Telefonaktiebolaget LM Ericsson, Cl B .........    23,758          152,666
                                                                   ------------
                                                                      1,250,728
                                                                   ------------
SWITZERLAND -- 5.0%
     Credit Suisse Group ...........................     1,180          220,030
     Nestle ........................................       200          414,087
     Roche Holding .................................        42          301,643
     Swiss Re ......................................       220          433,051
     Zurich Financial Services .....................       677          240,768
                                                                   ------------
                                                                      1,609,579
                                                                   ------------
UNITED KINGDOM -- 15.9%
     3I Group ......................................    10,819          194,736
     Anglo American ................................     3,124          198,326
     Berkeley Group ................................    17,380          197,695
     BOC Group .....................................    13,257          194,992
     BP ............................................    42,234          378,886
     British Telecommunications ....................    29,603          236,346
     CMG ...........................................    36,600          188,207
     Dixons Group ..................................    47,500          165,830
     GlaxoSmithKline ...............................    17,447          461,070
     HSBC Holdings .................................    46,306          610,205
     Lloyds TSB Group ..............................    27,353          284,328
     Logica ........................................    15,740          225,208
     Marconi .......................................    41,580          243,622
     Prudential ....................................    25,496          298,404
     Reuters Group .................................    29,044          425,951
     Shire Pharmaceuticals* ........................    11,798          198,516
     Vodafone Group ................................   204,370          620,646
                                                                   ------------
                                                                      5,122,968
                                                                   ------------
     TOTAL FOREIGN COMMON STOCKS
        (Cost $27,764,014) .........................                 26,090,596
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.2%

                                                       Face
                                                      Amount           Value
                                                    ----------     ------------
REPURCHASE AGREEMENT -- 4.2%
  Chase Securities, Inc. 4.30%, dated 04/30/01,
     due 05/01/01, to be repurchased at $1,371,164,
     collateralized by $1,350,512 of various
     U.S. Treasury Notes, valued at $1,415,266
     (Cost $1,371,000) .............................$1,371,000     $  1,371,000
                                                                   ------------
TOTAL INVESTMENTS -- 85.1%
     (Cost $29,135,014) (a) ........................                 27,461,596
                                                                   ------------
     OTHER ASSETS AND LIABILITIES, NET -- 14.9% ....                  4,819,062
                                                                   ------------
     TOTAL NET ASSETS --  100.0% ...................               $ 32,280,658
                                                                   ============

  .  Non-income producing securities
ADR  American Depositary Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $29,154,670. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,693,074. This consisted of aggregate unrealized appreciation for all securities of $1,665,129 and aggregate gross unrealized depreciation for all securities of $3,358,203.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
At April 30, 2001, sector diversification of the Portfolio was as follows:

                                                       % of           Market
Sector Diversification (Unaudited)                  Net Assets        Value
------------------------------------                ----------     ------------
Foreign Common Stocks
Automotive........................................      2.0%        $   645,441
Banks.............................................     10.4           3,341,822
Broadcasting, Newspapers & Advertising............      3.4           1,091,573
Building & Construction...........................      1.1             365,801
Chemicals.........................................      2.7             856,476
Computers & Services..............................      1.8             596,058
Consumer Services.................................      0.9             290,491
Diversified Operations............................      0.8             268,929
Electronic Components & Equipment.................      7.5           2,419,558
Financial Services................................      0.6             194,736
Food, Beverage & Tobacco..........................      4.6           1,479,381
Industrial........................................      0.7             210,763
Insurance.........................................      6.6           2,137,155
Leisure & Recreation..............................      1.2             386,454
Machinery.........................................      0.8             252,428
Medical Products & Services.......................      5.9           1,891,195
Metals............................................      1.8             571,698
Mining & Minerals.................................      0.6             198,326
Paper & Paper Products............................      0.9             282,621
Petroleum & Fuel Services.........................      4.6           1,492,014
Photographic Equipment & Supplies.................      2.3             743,271
Retail............................................      5.4           1,733,832
Telephones & Telecommunications...................     12.2           3,977,582
Transportation....................................      2.1             662,991
                                                      -----         -----------
Total Foreign Common Stocks.......................     80.9          26,090,596
Repurchase Agreement..............................      4.2           1,371,000
                                                      -----         -----------
Total Investments.................................     85.1          27,461,596
Other Assets and Liabilities, Net.................     14.9           4,819,062
                                                      -----         -----------
Net Assets........................................    100.0%        $32,280,658
                                                      =====         ===========
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost .............................................. $29,135,014
                                                                    ===========
Investments, at Value -- Note A ................................... $27,461,596
Receivable for Portfolio Shares Sold ..............................   4,534,074
Foreign Currency (Cost $305,392) ..................................     304,727
Dividends Receivable ..............................................      84,293
Foreign Withholding Tax Reclaim Receivable ........................      40,383
Receivable from Adviser -- Note B .................................      24,096
Pre-Paid Expenses .................................................      15,897
                                                                    -----------
     Total Assets .................................................  32,465,066
                                                                    -----------
Liabilities
Payable for Investments Purchased .................................     134,442
Payable to Custodian Bank .........................................      11,592
Payable for Administrative Fees -- Note C .........................       7,485
Payable for Portfolio Shares Redeemed .............................       2,069
Payable for Distribution and Service Fees -- Note D ...............       1,181
Payable for Trustees' Fees -- Note E ..............................         111
Other Liabilities .................................................      27,528
                                                                    -----------
     Total Liabilities ............................................     184,408
                                                                    -----------
Net Assets ........................................................ $32,280,658
                                                                    ===========
Net Assets Consist of:
Paid in Capital ................................................... $37,229,706
Distributions in Excess of Net Investment Income ..................    (101,004)
Accumulated Net Realized Loss .....................................  (3,172,137)
Unrealized Depreciation ...........................................  (1,675,907)
                                                                    -----------
Net Assets ........................................................ $32,280,658
                                                                    ===========
Institutional Class Shares
Net Assets ........................................................ $30,933,529
                                                                    ===========
Net Asset Value, Offering and Redemption Price Per Share 3,741,098
     shares outstanding (Unlimited authorization, no par value) ...       $8.27
                                                                          =====
Institutional Service Class Shares
Net Assets ........................................................ $ 1,347,129
                                                                    ===========
Net Asset Value, Offering and Redemption Price Per Share 164,842
     shares outstanding (Unlimited authorization, no par value) ...       $8.17
                                                                          =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              FOR THE YEAR ENDED April 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends ......................................................... $   618,673
Interest ..........................................................      53,157
Less: Foreign Taxes Withheld ......................................     (67,721)
                                                                    -----------
     Total Income .................................................     604,109
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ................................     263,618
Administrative Fees -- Note C .....................................     134,481
Shareholder Servicing Fees -- Note F ..............................      58,631
Custodian Fees ....................................................      46,256
Printing Fees .....................................................      36,325
Audit Fees ........................................................      18,089
Registration and Filing Fees ......................................      16,857
Distribution and Service Fees -- Note D ...........................       4,543
Legal Fees ........................................................       4,500
Trustees' Fees -- Note E ..........................................       4,044
Interest Expense ..................................................         689
Other Expenses ....................................................      17,719
                                                                    -----------
     Total Expenses ...............................................     605,752
Less:
Waiver of Investment Advisory Fees ................................     (75,968)
                                                                    -----------
     Net Expenses .................................................     529,784
                                                                    -----------
Net Investment Income .............................................      74,325
                                                                    -----------
Net Realized Gain (Loss) on:
     Investments ..................................................    (883,945)
     Foreign Currency Transactions ................................      44,567
                                                                    -----------
Net Realized Loss on Investments and Foreign Currency
     Transactions .................................................    (839,378)
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) on:
     Investments ..................................................  (7,641,574)
     Foreign Currency Transactions ................................         878
                                                                    -----------
Net Change in Unrealized Depreciation .............................  (7,640,696)
                                                                    -----------
Net Realized and Unrealized Loss on Investments and Foreign
     Currency .....................................................  (8,480,074)
                                                                    -----------
Net Decrease in Net Assets Resulting From Operations .............. $(8,405,749)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year             Year
                                                                                   Ended            Ended
                                                                                 April 30,         April 30,
                                                                                    2001             2000
                                                                                ------------     ------------
Investment Activities:
     Net Investment Income (Loss) ............................................. $     74,325     $    (62,671)
     Net Realized Gain (Loss) .................................................     (839,378)       8,689,228
     Net Change in Unrealized Appreciation (Depreciation)
          on Investments and Foreign Currency Transactions ....................   (7,640,696)      (2,806,065)
                                                                                ------------     ------------
     Net Increase (Decrease) in Net Assets Resulting
          from Operations .....................................................   (8,405,749)       5,820,492
                                                                                ------------     ------------
Distributions to Shareholders From:
     Net Investment Income:
          Institutional Class .................................................     (725,730)              --
          Institutional Service Class .........................................      (46,447)              --
     In Excess of Net Investment Income:
          Institutional Class .................................................      (11,434)              --
          Institutional Service Class .........................................         (732)              --
     Net Realized Gain:
          Institutional Class .................................................   (5,243,862)      (2,207,890)
          Institutional Service Class .........................................     (341,128)        (714,992)
     In Excess of Net Realized Gain: ..........................................
          Institutional Class .................................................   (1,599,201)              --
          Institutional Service Class .........................................     (104,033)              --
                                                                                ------------     ------------
     Total Distributions                                                          (8,072,567)     (2,922,882)
                                                                                ------------     ------------
Capital Share Transactions -- Note I:
Institutional Class Shares:
     Issued ...................................................................   68,100,490       29,035,824
     Issued in Lieu of Cash Distribution ......................................    5,065,891        1,186,008
     Redeemed .................................................................  (64,905,267)     (15,111,036)
                                                                                ------------     ------------
     Net Increase from Institutional Class Shares .............................    8,261,114       15,110,796
                                                                                ------------     ------------
Institutional Service Class Shares:
     Issued ...................................................................    3,226,113        2,156,580
     Issued in Lieu of Cash Distribution ......................................      492,340          714,992
     Redeemed .................................................................   (4,257,476)     (11,240,266)
                                                                                ------------     ------------
     Net Decrease from Institutional Service Class Shares .....................     (539,023)      (8,368,694)
                                                                                ------------     ------------
     Net Increase from Capital Share Transactions .............................    7,722,091        6,742,102
                                                                                ------------     ------------
          Total Increase (Decrease) in Net Assets .............................   (8,756,225)       9,639,712
                                                                                ------------     ------------
     Net Assets:
     Beginning of Period ......................................................   41,036,883       31,397,171
                                                                                ------------     ------------
     End of Period (distributions in excess of net investment income of
          $(101,004) and $0, respectively) .................................... $ 32,280,658     $ 41,036,883
                                                                                ============     ============

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                       Institutional Class
                                        --------------------------------------------------

                                                      Years Ended April 30,
                                        --------------------------------------------------
                                          2001       2000       1999       1998      1997
                                        -------    -------    -------    -------   -------
Net Asset Value, Beginning
     of Period .......................  $ 14.23    $ 12.85    $ 12.29    $ 10.65   $ 10.27
                                        -------    -------    -------    -------   -------
Income from Investment Operations
     Net Investment Income (Loss)++ ..     0.11      (0.01)      0.03       0.07      0.06
     Net Realized and Unrealized
          Gain (Loss) ................    (3.08)      2.59       0.82       2.02      0.42
                                        -------    -------    -------    -------   -------
     Total from Investment
          Operations .................    (2.97)      2.58       0.85       2.09      0.48
                                        -------    -------    -------    -------   -------
Distributions
     Net Investment Income ...........    (0.29)        --      (0.07)     (0.04)    (0.01)
     In Excess of Net Investment
          Income .....................       --@        --         --         --        --
     Net Realized Gain ...............    (2.07)     (1.20)     (0.22)     (0.41)    (0.09)
     In Excess of Net Realized Gain ..    (0.63)        --         --         --        --
                                        -------    -------    -------    -------   -------
     Total Distributions .............    (2.99)     (1.20)     (0.29)     (0.45)    (0.10)
                                        -------    -------    -------    -------   -------
Net Asset Value, End of Period .......  $  8.27    $ 14.23    $ 12.85    $ 12.29   $ 10.65
                                        =======    =======    =======    =======   =======
Total Return+ ........................   (23.26)%    20.07%      7.17%     20.39%     4.67%
                                        =======    =======    =======    =======   =======
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands) .....................  $30,934    $38,270    $21,006    $32,296   $28,818
Ratio of Expenses to Average
     Net Assets ......................     1.49%      1.56%      1.50%      1.50%     1.50%
Ratio of Net Investment Income
     (Loss) to Average Net Assets ....     0.22%     (0.11)%     0.21%      0.60%     0.68%
Portfolio Turnover Rate ..............      112%        85%        48%        80%       47%

 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
++ Per share amounts are based on average outstanding shares for the years 1999 through 2000.
 @   Amount is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Institutional Service Class
                                        -----------------------------------------------------
                                                                                December 31,
                                                Years Ended April 30,              1996***
                                        ---------------------------------------- April 30, to
                                          2001       2000       1999       1998      1997
                                        -------    -------    -------    -------   -------
Net Asset Value, Beginning
     of Period ........................ $ 14.15    $ 12.81    $ 12.26    $ 10.65   $ 10.53
                                        -------    -------    -------    -------   -------
Income from Investment Operations
     Net Investment Income (Loss)++ ...    0.06      (0.07)     (0.01)      0.04      0.01
     Net Realized and Unrealized
          Gain (Loss) .................   (3.05)      2.61       0.82       2.02      0.11
                                        -------    -------    -------    -------   -------
     Total from Investment
          Operations ..................   (2.99)      2.54       0.81       2.06      0.12
                                        -------    -------    -------    -------   -------
Distributions
     Net Investment Income ............   (0.29)        --      (0.04)     (0.04)       --
     In Excess of Net Investment Income      --@        --         --         --        --
     Net Realized Gain ................   (2.07)     (1.20)     (0.22)     (0.41)       --
     In Excess of Net Realized Gain ...   (0.63)        --         --         --        --
                                        -------    -------    -------    -------   -------
     Total Distributions ..............   (2.99)     (1.20)     (0.26)     (0.45)       --
                                        -------    -------    -------    -------   -------
Net Asset Value, End of Period ........ $  8.17    $ 14.15    $ 12.81    $ 12.26   $ 10.65
                                        =======    =======    =======    =======   =======
Total Return ..........................  (23.60)%+   19.81%+     6.90%+    20.11%+    1.14%**
                                        =======    =======    =======    =======   =======
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands) ...................... $ 1,347    $ 2,767    $10,391    $ 7,251   $ 3,920
Ratio of Expenses to Average
     Net Assets .......................    1.72%      1.83%      1.75%      1.75%     1.76%*
Ratio of Net Investment Income (Loss)
     to Average Net Assets ............   (0.01)%    (0.48)%    (0.12)%     0.29%     0.59%*
Portfolio Turnover Rate ...............     112%        85%        48%        80%       47%

  *  Annualized
 **  Not Annualized
***  Inception of Institutional Service Class Shares.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ Per share amounts are based on average outstanding shares for the years 1999 through 2000.
  @  Amount is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The MJI International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
     Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes receivable recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
          5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments.

          Permanent book and tax differences, due to PFICs and realized exchange gain (loss), resulted in reclassification of $609,014 increase to distributions in excess of net investment income and a $609,014 decrease to accumulated net realized gain (loss) on investments.

          Permanent book-tax differences, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
     the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          8. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a subsidiary of Aberdeen Asset Management plc., and formerly an affiliate of Old Mutual (US) Holdings Inc. provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc., ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
     For the eleven months ended March 31, 2001 UAMFSI was paid $127,111, of which $46,557 was paid to SEI for their services, $27,392 to DST for their services and $11,149 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio and an annual base fee of $59,500. For the one month ending April 30, 2001 the Administrator was paid $7,370.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     The Portfolio has adopted Distribution and Services Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
     G. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $37,248,352 and sales of $39,943,970 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                             Institutional                          Service
                                             Class Shares                         Class Shares
                                    -------------------------------       ----------------------------
                                       Year                 Year             Year              Year
                                      Ended                Ended            Ended             Ended
                                    April 30,            April 30,        April 30,         April 30,
                                       2001                 2000             2001              2000
                                    ----------           ----------       ----------        ----------
Shares Issued......................  7,337,606            2,068,798          367,731           153,469
In Lieu of Cash Distributions......    543,551               83,229           53,341            50,423
Shares Redeemed.................... (6,829,083)          (1,098,314)        (451,865)         (819,733)
                                    ----------           ----------       ----------        ----------
Net Increase (Decrease) from
   Capital Share Transactions......  1,052,074            1,053,713          (30,793)         (615,841)
                                    ==========           ==========       ==========        ==========

     J. Other: At April 30, 2001 the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                            No. of               % Ownership
                                         Shareholders          of Share Class
                                         ------------          --------------
Institutional Class Shares..............      3                      61%
Service Class Shares....................      3                      95%

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
     At April 30, 2001, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     At April 30, 2001 the Portfolio has elected to defer $3,377,601 of post-October capital losses and post-October PFIC losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
MJI International Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MJI International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Federal Income Tax Information: (Unaudited)
The MJI International Equity Portfolio hereby designates $6,534,914 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the fiscal year ended April 30, 2001, gross income derived from sources within foreign countries amounted to $610,561 for the Portfolio.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Shareholder Voting Results (Unaudited)

At a shareholder meeting held on March 21, 2001, the shareholders of the MJI International Equity Portfolio voted to approve a new investment advisory agreement between the Portfolio and its Investment Adviser. The results of this tabulation are as follows:

                                    Shares         % of Shares    % of Shares
                                     Voted            Voted       Outstanding
                                    ------         -----------    -----------
For                                1,888,160         100.00%        57.24%
Against                                   --             --            --
Abstain                                   --             --            --

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Murray Johnstone International Ltd.
7 West Nile Street
Glasgow, Scotland G12PX

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------